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Summary Prospectus

TCW Large Cap Growth Fund

I Share Class – TGLCX

N Share Class – TGLFX

February 8, 2010

(Amended November 1, 2010)

Before you invest, you may want to review the Fund’s Prospectus which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.tcwfunds.com.

You can also get this information at no cost by calling 800 386 3829 or by sending an email request to contact@tcw.com.

The Fund’s current Prospectus and Statement of Additional Information, both dated February 8, 2010, as amended, are incorporated by reference into this Summary Prospectus.

TCW-LFF_0210

Investment Objective

The Fund’s investment objective is to seek to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Share Classes
	I	N
Management fees	0.65%	0.65%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.74%	1.44%
Total annual fund operating expenses	1.39%	2.34%
Fee Waiver [and/or Expense Reimbursement][1]	0.01%	0.96%
Net expenses	1.38%	1.38%

1	The contractual fee waiver/expense reimbursement is for the fiscal year November 1, 2010 through October 31, 2011. At the conclusion of the one year period, the Fund’s investment advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 year	3 years	5 years	10 years
I	$140	$437	$755	$1,657
N	$140	$437	$755	$1,657

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61.78% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in the equity securities of large capitalization companies. The Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in publicly traded equity securities of publicly traded companies with a market capitalization of greater than $3 billion dollars at time of acquisition. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock such as convertible preferred stock, bonds or debentures; American Depository Receipts (ADRs); and other securities with equity characteristics.

The Fund typically invests in a portfolio of 35 to 50 companies. In managing the Fund’s investments, the portfolio managers seek to invest in companies with sustainable revenue and earnings growth. The portfolio managers evaluate, analyze and select companies:

•	that exhibit catalysts for growth

•	that have superior value creation potential

•	that have sustainable competitive advantages

•	that have superior profitability

Portfolio weightings are driven by bottom-up fundamental research and the portfolio managers’ conclusions regarding sustainability and viability of earnings, degree of expected return, and the presence of definable growth catalysts.

Portfolio securities may be sold when the company fails to meet expectations, there is deterioration of underlying fundamentals, the portfolio managers determine to take advantage of a better investment opportunity, or, in the portfolio managers’ opinion, the security has reached its sell target.

Summary Prospectus

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods based on changes in a company’s financial condition and in overall market, economic and political conditions.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

•

securities selection risk: the risk that the securities held by the Fund will underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

investment style risk: the risk that the particular style or set of styles that the investment advisor primarily uses may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

•

non-diversification risk: the risk that because a relatively higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund.

Please see “Principal Risks and Risk Definitions” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance would be lower than Class I performance because of the lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting tcwfunds.com.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	18.44%	(quarter ended 6/30/2009)
Lowest	-28.48%	(quarter ended 12/31/2008)

Average Annual Total Returns

(For the period ended December 31, 2009)

Share Class	1 Year	Since Inception (2/6/2006)
I - Before taxes	44.21%	-1.72%
- After taxes on distributions	44.21%	-1.72%
- After taxes on distributions and sale of fund shares	28.74%	-1.46%
N - Before taxes	44.20%	-1.80%
Russell 1000® Growth Index[1]	37.21%	0.66%

[1]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Donald E. Evenson	3 years (inception of fund)	Managing Director
Derek S. Derman	3 years (inception of fund)	Managing Director

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day (normally any day the New York Stock Exchange is open). Generally, purchase and redemption orders for the Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may conduct transactions by mail (TCW Funds, Inc. c/o U.S. Bancorp Fund, Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1-800-248-4486. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. You may also purchase, exchange or redeem Fund shares through your dealer or financial advisor.

Purchase Minimums for all Share Classes

Type of Account	Minimum Initial Investment	Subsequent Investments
Regular	$2,000	$250
Individual/Retirement Account	$500	$250

Tax Information

If your shares are not held in a tax-deferred account Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

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